                  ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION
                         EMPLOYEE STOCK OWNERSHIP TRUST
                           LOAN AND SECURITY AGREEMENT



Astoria Financial Corporation
Lake Success, New York
November 18, 1993

Gentlemen:

         The undersigned, Nationar, not individually but solely as Trustee under the Astoria Federal Savings and Loan Association Employee Stock Ownership Trust (the "Trust") effective November 18, 1993 (the "Borrower"), applies to you for your commitment, subject to all of the terms and conditions hereof and on the basis of the representations hereinafter set forth, to make a loan available to the Borrower as hereinafter set forth. Astoria Financial Corporation is hereinafter referred to as the "Lender". The term "Company" as used herein refers to Astoria Federal Savings and Loan Association, as the sponsoring employer of the Astoria Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP").


SECTION ONE.  THE TERM LOAN.

         1.1 Amount and Terms. By its acceptance hereof the Lender agrees, subject to all of the terms and conditions hereof and on the basis of the representations hereinafter set forth, to make a loan (the "Loan") of up to thirty-three million, twenty-nine thousand, four hundred and twenty-five dollars ($33,029,425) (the "Commitment"), such proceeds to be used by the Borrower entirely to acquire shares (the "Shares") of the common stock, par value $.01 of Astoria Financial Corporation, a Delaware corporation.

         The Loan is intended to be an "exempt loan" as described in Section 4975(d) of the Internal Revenue Code of 1986 (the "Code"), as defined in Section 54.4975-7(b) of the Treasury Regulations (the "Regulations"), as described in
Section 408(b)(3) of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") and as described in Department of Labor Regulations Section 2550.408b-3 (collectively, the "Exempt Loan Rules").

         1.2 The Note. The disbursement of the Loan pursuant to Section 1.1 hereof shall be made against and evidenced by a promissory note of the Borrower in the form annexed hereto as Exhibit A (the "Note"), such Note to bear interest as hereinafter provided, and to mature in consecutive annual principal installments commencing on December 31, 1994 and on the last day of each December each year thereafter, each such installment to be in an amount equal to 1/12th of the outstanding principal amount of the Loan made under Section 1.1 hereof, except that the final installment in the amount of all principal and interest not sooner paid shall be due on December 31, 2005, the final maturity thereof.

         Without regard to the principal amount of the Note stated on its face, the actual principal amount at any time outstanding and owed by the Borrower on account of the Note shall be the amount of the disbursement of the Loan made by the Lender under Section 1.1 hereof less all payments of principal actually received by the Lender. The amount of such disbursement made by the Lender and any repayments of principal thereof shall be recorded by the Lender on its books or records or, at its option, endorsed on the reverse side of the Note by the Lender and the unpaid principal balance at any time so recorded or endorsed by the Lender shall be prima facie evidence in any court or other proceedings brought to enforce the Note of the principal amount remaining unpaid thereon.

         1.3 Notwithstanding anything to the contrary contained in this Agreement or in the Note, the Borrower shall be obligated to make repayments of the Loan only to the extent that such repayments when added to the repayments theretofore made during the applicable plan year would not exceed an amount which would cause the limitations of Section 415 of the Code to be exceeded for any ESOP participant.

         Except as set forth in the next succeeding sentence and to the extent permitted by applicable law, including, without limitation, the Exempt Loan Rules, the principal amount of the Loan and any interest thereon shall be payable solely from contributions (other than contributions of employer securities) made to the Trust in accordance with the ESOP, and cash dividends received on the Shares, to enable the Borrower to pay its obligations under the Loan and from earnings attributable to the Shares and the investment of such contributions and dividends.

         The Lender acknowledges and agrees that it shall have no other recourse against the Borrower for repayment of the Loan and that it shall have no recourse against assets of the ESOP included in the Trust other than pursuant to Sections 3 and 8 hereof.

SECTION TWO.  INTEREST AND FEES.

         2.1 Interest  Rate.  The Loan shall bear  interest  (which the Borrower
hereby  promises  to  pay)  prior  to  maturity   (whether  by  lapse  of  time,
acceleration otherwise) at a rate per annum equal at all times to 6.0%.

         2.2 Basis and Payment Dates. All interest accruing on the Note prior to maturity shall be due and payable on an annual basis and on the last day of each December in each year (commencing December 31, 1994) and at maturity (unless prepaid in whole prior to such date, then on the date of such prepayment in whole) and interest accruing after maturity shall be due and payable upon demand. All interest on the Note shall be computed on the basis of a year of 360 days for the actual number of days elapsed.

SECTION THREE.  COLLATERAL.

        3.1 Grant of Security Interest-Pledged Shares. The Borrower hereby grants, pledges and assigns to the Lender 1,321,177 shares of the issued and outstanding common stock, par value $.01 per share all of which were either (i) purchased by the Borrower from the proceeds of the disbursement of the Loan;
(ii) acquired by the Borrower with the proceeds of a prior exempt loan within the meaning of Section 54.4975-7(b) of the Treasury Regulations, and pledged as collateral for such prior exempt loan, where the balance of such prior exempt loan has been repaid with the proceeds of the disbursement of the Loan (the "Pledged Shares" being hereinafter referred to as the "Collateral"). The Pledged Shares shall be evidenced by a stock certificate. The assignment and pledge herein granted and provided for is made and given to secure and shall secure the prompt payment of principal of and interest on the Note as and when the same becomes due and payable and the payment, observance and performance of any and all obligations and liabilities arising under or provided for in this Loan and Security Agreement (the "Agreement") or the Note or any of them in each instance as the same may be amended modified and whether now existing hereafter arising.

        3.2 Further Assurances. The Borrower covenants and agrees that it will at any time and from time to time as requested by the Lender execute and deliver such further instruments and do and perform such other acts as the Lender may reasonably deem necessary or desirable to provide for or perfect the lien of the Lender in the Collateral hereunder.

        3.3 Voting. Upon the occurrence of a Default or an Event of Default hereunder, the Lender sh all have the right to transfer the Collateral or any part thereof into its name or into the name of its nominee. The Lender shall not be entitled to vote the Pledged Shares unless and until an Event of Default has occurred and so long as the same shall not have been waived by the Lender.

        3.4 Partial Releases. The Lender agrees, provided always that no Default or Event of Default shall have occurred and be continuing, as promptly as is practicable after December 31 in each year (the period commencing the date hereof and ending December 31, 1994 and each subsequent 12-month period ending on December 31 being hereinafter referred to as a "Plan Year"), to release that number of Pledged Shares then being held to secure the Loan which is equal to the number of such Pledged Shares held as of the last day of the Plan Year multiplied by a fraction, the numerator of which is the aggregate amount of all principal payments made on the Note during the Plan Year and the denominator of which is the sum of the numerator plus the principal to be paid for all future years under the Note.

SECTION FOUR.  PAYMENTS.

         4.1 Place and Application. All payments of principal, interest, fees and all other amounts payable hereunder shall be made to the Lender at One Astoria Federal Plaza, Lake Success, New York 11042-1085 for the account of the Lender ( or at such other place for the account of the Lender as the Lender may from time to time in writing specify to the Borrower) in immediately available and freely transferable funds at the place of payment. All payments shall be paid in full without setoff or counterclaim and without reduction for and free from any and all taxes, levies, duties, fees, charges, deductions, withholdings, restrictions or conditions of any nature imposed by any government or any political subdivision or taxing authority thereof.

         4.2 Prepayments. The Borrower shall have the privilege of prepaying in whole or in part the Note at any time upon giving five (5) Business Days' prior notice to the Lender, each such prepayment to be made by the payment of the principal amount to be prepaid and accrued interest thereon to the date fixed for prepayment. All such prepayments shall be made without premium or penalty.

SECTION FIVE.  REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants to the Lender as follows:

                  5.1 The Trust is a duly organized, validly existing employee stock ownership trust.

         5.2 The proceeds of the disbursement of the Loan shall be applied in their entirety to the payment of the purchase price for the Pledged Shares.

         5.3 The Borrower has full right, power and authority to enter into this Agreement, to make the borrowings hereunder provided for, to issue the Note in evidence thereof and to perform each and all of the matters and things herein and therein provided for and this Agreement does not, and the Note when issued will not, nor will the performance or observance by the Borrower of any of the matters or things herein or therein provided, contravene any provision of law or the Trust or any other covenant or agreement affecting the Trust or any of its assets. As of the date of the disbursement of the Loan, the Pledged Shares will be fully paid and non-assessable and the Pledged Shares will be owned by the Borrower free and clear of all liens, charges and encumbrances whatsoever, except for any lien of Lender provided for herein.

         5.4 Except as disclosed to the Lender in writing, there is no litigation or governmental proceeding pending, nor to the knowledge of the Borrower threatened, against the ESOP and Trust.

         5.5 The ESOP and Trust have no material liabilities, whether absolute or contingent, except for those heretofore disclosed to the Lender.

SECTION SIX.  REPRESENTATIONS AND WARRANTIES OF THE LENDER

         The Lender represents and warrants that:

         6.1 The Lender is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority and legal right to make and perform this Agreement.

         6.2 The execution, delivery and performance by the Lender of this Agreement have been duly authorized by all necessary action by the Lender and is not and will not violate any provisions of law applicable to the Lender, any rules, regulations or orders applicable to the Lender or any judgments or decrees binding upon the Lender. This Agreement is a valid and legally binding obligation of the Lender enforceable against the Lender in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, motorium and similar laws affecting credits' rights generally and the general principles of equity (regardless of whether considered in a proceeding at law or in equity).

         6.3 No authorizations, approvals or consents of, and no filings or registrations with, any governmental regulatory authority or agency are required for the execution, delivery performance by the Lender of this Agreement, or any transaction contemplated hereby, or for the validity or enforceability against the Lender hereof except as have already been received or accomplished.

         6.4 The execution, delivery and performance of the Agreement and the consummation of the transactions contemplated hereby will not violate, conflict with or constitute a default under (i) any of the provisions of the Company's Certificate of Incorporation or Bylaws, (ii) any provision of any agreement, instrument, order, arbitration award, judgment or decree to which the Company is a party or by which it is or its assets are bound, (iii) any statute, rule or regulation of any federal, state or local government or agency applicable to the Company, except in any such case (i), (ii) or (iii) above, for any such conflicts, violations or defaults which either individually or in the aggregate do not have a material adverse effect on the business properties of the Company and its subsidiaries, taken as a whole.

         6.5 The Company has taken such actions as are required by applicable law to be taken by it to establish the ESOP and the Trust.

         6.6 There is no action, suit, investigation or proceeding pending, or to the best knowledge of the Company, threatened against or affecting the ESOP or the Trust before any court or governmental department, agency or instrumentality.

         6.7 The Loan will be an "exempt loan" as that term is defined under Regulation Section 54.4975-7(b)(1)(iii), provided the Borrower determines that the interest rate is not more than reasonable; and the transactions contemplated by this Agreement are not "prohibited transactions" within the meaning of
Section 4975 of Code Section 406(a) of ERISA.

         6.8 Except as otherwise provided in this Agreement, the Shares are not subject to any restriction on transfer under applicable Federal securities law and may be freely traded over-the-counter.

SECTION SEVEN.  CONDITIONS PRECEDENT.

         The obligation of the Lender to make the Loan shall be subject to satisfaction of the following conditions precedent:

         7.1 The Lender shall have received executed originals of this Agreement and the Note duly signed and properly completed.

         7.2 The Lender shall have received either (i) the certificate evidencing all the Pledged Shares together with duly executed blank stock power therefore or (ii) if such Pledged Shares are not yet available, a duly executed agreement to pledge such stock in the form attached hereto as Exhibit B (in which event such certificate and stock power will be delivered within 10 days of the date of the Lender makes the Loan).

         7.3 The Lender shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Agreement and the Note.

SECTION EIGHT.  COVENANTS.

         The Borrower covenants and agrees that so long as any amount remains unpaid on the Note or the Commitment is outstanding, except to the extent compliance in any case or cases is waived in writing by the Lender:

         8.1  Compliance.

         The Borrower will comply with all requirements of the Code, ERISA and any other law, rule or regulation applicable to it as such laws, rules or regulations affect the Plan or the Trust.

         8.2  Reports.

         (a) The Borrower will maintain a system of accounting for the Plan and the Trust in accordance with sound accounting practice and will, from time to time, furnish to the Lender and its duly authorized representatives, such information and data with respect to the financial condition of the Plan and the Trust as the Lender may reasonably request.

         (b) Without any request the Borrower will furnish to the Lender promptly after knowledge thereof shall have come to the attention of the Borrower, written notice of the occurrence of any

Default or Event of Default hereunder or of any threatened or pending litigation or governmental proceeding against the Plan or the Trust.

         8.3 Determination Letter. The Company shall apply for a determination letter from the Internal Revenue Service that the Plan and the Trust, taken together, qualify as an employee stock ownership plan for purposes of Section 4975(e)(7) of the Code and the rules and regulations thereunder.


SECTION NINE.  EVENTS OF DEFAULT AND REMEDIES.

         9.1 Any one or more of the following shall constitute an Event of Default hereunder:

                  (a) The Borrower shall default in the payment of principal interest in respect of the Note or any other amounts payable under this Agreement when due;

                  (b) Any representation, warranty or statement made by the Borrower herein or in connection with the making of the Loan proves to be incorrect in any material respect as of the date of the issuance or making thereof,

                  (c) The Borrower shall default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subparts (a) and (b), inclusive, of this Section 9.1) contained in this Agreement and such default shall continue unremedied for a period of 30 days after notice to the Borrower by the Lender or any other holder of the Note;

         9.2 When any Event of Default  described in subsections  (a) to (c), of
Section 9.1 has occurred and is continuing, the Lender or the holder of the Note shall have no rights to assets of the Trust other than (i) contributions (other than contributions of employer securities) that are made by the Lender to enable the Borrower to meet its obligations pursuant to the Loan, cash dividends received by the Borrower on the Shares and earnings attributable to the investment of such contributions and dividends and (ii) the Pledged Stock; provided further, however, that the value of Trust assets transferred to the Lender as a result of an Event of Default shall not exceed the amount of the repayment then in default, and, provided further, that so long as the Lender is a "party in interest" within the meaning of ERISA Section 3(14) and a "disqualified person" within the meaning of Section 4975(e)(2) of the Code, a transfer of Trust assets upon default shall be made only if, and to the extent of, the Borrower's failure to meet the loan's payment schedule.

         9.3 When any Event of Default has occurred and is continuing the Lender may, in addition to such other rights or remedies as it may have, then or at any time or times thereafter exercise with respect to the Collateral any and all of the rights, options and remedies of a secured party under the Uniform Commercial Code of New York (the "UCC") including without limitation the sale of all or any part of the Collateral at any brokers' board any public or private sale, provided, however that the Lender shall only be able to exercise such rights and remedies to the extent of all interest and principal payments which are due and payable as of the date of the Event of Default and provided further that prior to such exercise the Lender shall release from the Collateral so much thereof as it would have been required to release under Section 3.4 hereof if the period from the previous December 31 to the date of such release constituted a Plan Year and no Event of Default had occurred. The net proceeds of any such sale, after deducting all costs and expenses incurred in the collection, protection, sale and delivery of the Collateral (which expenses the Borrower promises to pay) shall be applied first to the payment of any costs and expenses incurred by the Lender in selling or otherwise disposing of the Collateral; second, to the payment of the principal of and the interest on the Note; and, third, ratably as among any other items of the indebtedness hereby secured. Any surplus remaining after the full payment and satisfaction of the foregoing shall be returned to the Borrower or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto. Any requirement of said UCC as to reasonable notice shall be met by the Lender personally delivering mailing notice (by certified mail - return receipt requested) to the Borrower at its address as provided in Section 11.6 hereof at least ten (10) days prior to the event giving rise to the requirement of such notice. In connection with any offer, solicitation or sale of the Collateral, the Lender may restrict bidders and otherwise proceed in whatever manner it reasonably believes appropriate in order to comply or assure compliance with applicable legal requirements pertaining to the offer and sale of securities of the same type as the Collateral.

         9.4 The number of shares of Pledged Stock as to which the Lender may exercise the rights set forth in this Section 9 may not exceed that number of shares (then remaining subject to pledge hereunder) which is then equal in current value to the amount in default under the Note. The remedies set forth in this Section 8 may only be exercised to the extent consistent with the restrictions on remedies set forth in Section 408(b)(3) of ERISA and the regulations thereunder and Section 4975(d)(3) of the Code and the regulations thereunder.


SECTION TEN.  DEFINITIONS.

         10.1 The term "Business Day" shall mean any day on which the banks are generally open for business in New York other than a Saturday or Sunday.

         10.2 The term "Event of Default" shall mean any event or condition specified as such in Section 9.1 hereof and the term "Default" shall mean any event or condition which, with the lapse of time, the giving of notice, or both would constitute an Event of Default.

         Capitalized terms defined elsewhere in this Agreement shall have the meanings as defined in all provisions hereof.

         SECTION ELEVEN.  MISCELLANEOUS

         11.1 Holidays. If any principal of the Note shall fall due on Saturday, Sunday or on another day which is a legal holiday for banks in the State of New York, interest at the rate the Note bears for the period prior to maturity shall continue to accrue on such principal from the stated due date thereof to and including the next succeeding Business Day on which the same is payable.

         11.2 No Waiver, Cumulative Remedies. No delay failure on the part of the Lender on the part of the holder of the Note in the exercise of any power or right shall preclude any other or further exercise thereof, or the exercise of any other power or right, and the rights and remedies hereunder of the Lender and of any holder of the Note are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have.

         11.3 Amendments, Etc. No amendment, modification, termination or waiver of any provision of this Agreement or of the Note nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such consent, modification or waiver shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other further notice or demand in similar or other circumstances.

         11.4. Survival of Representations. All representations and warranties made herein in certificates given in connection with the Loan shall survive the execution and delivery of this Agreement and of the Note, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available hereunder.

         11.5 Payments. So long as the Lender is the holder of the Note, the Borrower will promptly and punctually pay the principal of and interest on the Note without presentment of the Note and without any notation of any such payment being made on the Note.

         11.6 Addresses for Notices. All communications provided for herein shall be in writing and shall be deemed to have been given or made when served personally when deposited in the United States mail addressed if to the Borrower to Donna Holmes, Pryor, Cashman, Sherman & Flynn, 410 Park Avenue, New York, New York 10022-4441; if to the Lender at One Astoria Federal Plaza, Lake Success, New York 11042-1085, Attention: Monte N. Redman, at such other address as shall be designated by any party hereto in a written notice to each other party pursuant to this Section 11.6.

         11.7 Headings. Article and Section headings used in this Agreement are for convenience or reference only and are not a part of this Agreement for any other purpose.

         11.8 Severability of Provisions. Any provision of this Agreement which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without impairing the enforceability of the remaining provisions hereof affecting the enforceability of such provision in any other jurisdiction.

         11.9 Counterparts. This Agreement may be executed in any number of counterparts, and by different parties hereto on separate counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

         11.10 Binding Nature, Governing Law, Etc. This Agreement shall be binding upon the Borrower and its success and assigns and shall inure to the benefit of the Lender and the benefit of its successes and assigns, including any subsequent holder of the Note. To the extent not preempted by Federal law, this Agreement and the rights and duties of the parties hereto shall be construed and determined in accordance with the laws of the State of New York without regard to principles of conflicts of laws. This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby.

         11.11 Concerning the Borrower. The term "Borrower" as used herein shall mean and include the undersigned as trustee of the Trust and their successes in trust not individually but solely as Trustee under that certain Astoria Federal Savings and Loan Association Employee Stock Ownership Trust effective November 18, 1993, by and between the undersigned and Astoria Federal Savings and Loan Association and this Agreement shall be binding upon the undersigned and its successes and assigns and upon the trust estate. The undersigned assumes no personal or individual liability or responsibility for payment of the indebtedness evidenced by the Note or for observance or performance of the covenants and agreements herein contained or for the truthfulness of the representations and warranties herein contained, the undersigned having executed this Agreement and the Note solely in its capacity as trustee as aforesaid to bind the undersigned, its successes in trust and the trust estates.

         11.12 Limited Liability. Anything contained herein or in the Note to the contrary notwithstanding, the sole and only recourse of the Lender and any other holder of the Note for payment of the obligations hereunder and under the Note , as against the Borrower for the payment of the obligations hereunder and under the Note shall be to (i) the Collateral, (ii) contributions, other than employer securities not constituting Collateral hereunder, made to the Plan and the Trust by sponsoring employers to enable the Borrower to meet its obligations hereunder and under the Note, and (iii) earnings attributable to the Pledged Shares and to the investment of such employer contributions, but only to the extent of the failure of the Borrower to meet the payment schedule of the Loan provided for herein.

         11.13 Lender's Duty of Care. It is agreed and understood that the Lender's duty with respect to the Collateral shall be solely to use reasonable care in the custody and preservation of the Collateral in the Lender's possession, which shall not include any steps necessary to preserve rights against prior parties.

         All provisions in this  Agreement  shall be construed so as to maintain
(i) the ESOP as a qualified leveraged employee stock ownership plan under Sections 401 (a) and 4975(e)(7) of the Code, (ii) the Trust as exempt from taxation under Section 501(a) of the Code, and (iii) the Loan as an "exempt loan" under the Exempt Loan Rules.

         Upon your acceptance hereof in the manner hereinafter set forth, this Agreement shall constitute a contract between us for the uses and purposes hereinabove set forth.

         Dated as of this 18 day of November 1993.



         Nationar, and its successes in trust, as trustee under that certain Astoria Federal Savings and Loan Association Employee Stock Ownership Trust effective Nov 18, 1993 by and between the undersigned and Astoria Federal Savings and Loan Association.

                           By__________________



         Accepted and agreed to at Lake  Success,  New York as of the date last above written Astoria Financial Corporation
                                            By  /S/ George L. Engelke, Jr.
                                            George L. Engelke, Jr.
                                            President, Chief Executive Officer
                                            and Director

         All provisions in this  Agreement  shall be construed so as to maintain
(i) the ESOP as a qualified leveraged employee stock ownership plan under Sections 401 (a) and 4975(e)(7) of the Code, (ii) the Trust as exempt from taxation under Section 501(a) of the Code, and (iii) the Loan as an "exempt loan" under the Exempt Loan Rules.

         Upon your acceptance hereof in the manner hereinafter set forth, this Agreement shall constitute a contract between us for the uses and purposes hereinabove set forth.

         Dated as of this 18 day of November 1993.



         Nationar, and its successes in trust, as trustee under that certain Astoria Federal Savings and Loan Association Employee Stock Ownership Trust effective Nov 18, 1993 by and between the undersigned and Astoria Federal Savings and Loan Association.

            By /S/ John J. McCabe                       By: /S/ Alan S. Colodner
               John J. McCabe                               Alan S. Colodner
               Senior Vice President                        Vice President

         Accepted and agreed to at Lake  Success,  New York as of the date last above written Astoria Financial Corporation
                                            By_____________________
                                            George L. Engelke, Jr.
                                            President, Chief Executive Officer
                                            and Director

                                    EXHIBIT A

                                 PROMISSORY NOTE

$33,029,425
Lake Success, New York
                           November 18, 1993


         For VALUE RECEIVED, the undersigned, Nationar, not individually but solely as trustee under that certain Astoria Federal Savings and Loan Association Employee Stock Ownership Trust effective November 18, 1993 by and between the undersigned and Astoria Federal Savings and Loan Association (the "Borrower") promises to pay to the order of Astoria Financial Corporation, a Delaware Corporation (the "Lender") at its office at One Astoria Federal Plaza, Lake Success, New York 11042-1085, the principal sum of thirty-three million, twenty-nine thousand, four hundred and twenty-five dollars ($33,029,425), if less, the aggregate principal amount of the Loan made to the Borrower under
Section 1.1 of the Loan and Security Agreement hereinafter referred to in consecutive annual principal installments each in an amount equal to 1/12th of the original principal amount of such Loan, together with all accrued interest on the unpaid principal sum, payable commencing on December 31, 1994, and on the last day of each December in each year thereafter, except that the final installment in the amount of all principal and interest not sooner paid shall be due on December 31, 2005, the final maturity hereof.

         The Borrower promises to pay interest (computed on the basis of a year of 360 days for the actual number of days elapsed) at said office on the balance of principal from time to time remaining outstanding and unpaid hereon at the rate per annum equal at all times to 6.0% annually on the last day of each December, commencing December 31, 1994, and in each year thereafter and on the final maturity date of this Note. On demand, the Borrower promises to pay interest on any overdue principal hereof (whether by lapse of time, acceleration otherwise) until paid at the stated rate.

         This Note is issued under the terms and provisions of that certain Astoria Federal Savings and Loan Association Employee Stock Ownership Trust Loan and Security Agreement bearing even date herewith by and between the Borrower and the Lender (the "Loan and Security Agreement") and this Note and the holder hereof are entitled to all the benefits and security provided for thereby referred to therein to which Loan and Security Agreement reference is hereby made for a statement thereof.

         This Note may be declared due prior to its express maturity and voluntary prepayments may be made hereon, all in the events, on the terms and in the manner as provided in such Loan and Security Agreement.

         Recourse for the payment of this Note has been limited by the provisions of the Loan and Security Agreement and this Note is expressly made subject to such provisions. This Note shall be governed by and construed in accordance with the laws of New York without regard to principles of conflicts of laws. The Borrower hereby waives presentment for payment and demand.

         Upon the occurrence of an Event of Default as such term is defined in the Loan and Security Agreement at the option of the Lender, all amounts payable by the Borrower to the Lender under the terms of this Note may immediately become due and payable by the Borrower to the Lender pursuant to the provisions of Section 9.2 of the Loan and Security Agreement, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other documents evidencing and securing this Loan and all applicable laws. The Borrower and all endorsers, guarantors, and other parties who may now in the future be primarily secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrower, guarantors and endorsers.

Nationar, and its successes in trust, as trustee under that certain Astoria Federal Savings and Loan Association Employee Stock Ownership Trust effective November 18, 1993 by and between the undersigned and Astoria Federal Savings and Loan Association.



                                   By /S/ John J. McCabe
                                   For Nationar, the Trustee for Astoria Federal Savings and Loan Association Employee
                                   Stock Ownership Trust
                                   John J. McCabe
                                   Senior Vice President


                                   By: /S/ Alan S. Colodner
                                       Alan S. Colodner
                                       Vice President

                                    EXHIBIT B
                               SECURITY AGREEMENT
                                       RE
               INSTRUMENTS OR NEGOTIABLE DOCUMENTS TO BE DEPOSITED


         For new value contemporaneously given by Astoria Financial Corporation, the undersigned ("debt"), the receipt whereof is hereby acknowledged, the debt does hereby grant a security interest to said Lender in the instruments or negotiable documents hereafter described ("Collateral"), in all of which Collateral the debt warrants that the debt has good, valid and effective rights to the ownership and possession thereof and to the grant of the security interest hereby made:

        1,321,172 shares of the common stock, par value $.01 per share, of Astoria Financial Corporation, a Delaware corporation.


      Debt agrees to deliver said collateral to said Lender not later than the close of business on Nov 26, 1993, said date being within 10 days from the date hereof.

      Said security interest secures the payment of all indebtedness and liabilities, now existing or hereafter arising, and the Lender has all the rights with respect to said Collateral and said security interest as more fully set forth in the form of secured note or notes executed and delivered by the undersigned to said Lender prior hereto or contemporaneously herewith.


                              [Remainder of this page intentionally left blank]

      This agreement, including matters of interpretation and construction, and the rights of the Lender and the duties and obligations of the debt hereunder are to be determined in accordance with the laws of the State of New York, particularly the Uniform Commercial Code, except where preempted by federal law.

Dated at Lake Success, New York, November 18, 1993.

Nationar and its successes in trust, as trustee under that certain Astoria Federal Savings and Loan Association Employee Stock Ownership Trust effective November 18, 1993 by and between the undersigned and Astoria Federal Savings and Loan Association


                                   By /S/ John J. McCabe
                                   For Nationar, the Trustee for Astoria Federal Savings and Loan Association Employee Stock Ownership Trust
                                   John J. McCabe
                                   Senior Vice President


                                   By: /S/ Alan S. Colodner
                                       Alan S. Colodner
                                       Vice President

                                 PROMISSORY NOTE

$33,029,425
Lake Success, New York
                                                              November 18, 1993


         For VALUE RECEIVED, the undersigned, Nationar, not individually but solely as trustee under that certain Astoria Federal Savings and Loan Association Employee Stock Ownership Trust effective November 18, 1993 by and between the undersigned and Astoria Federal Savings and Loan Association (the "Borrower") promises to pay to the order of Astoria Financial Corporation, a Delaware Corporation (the "Lender") at its office at One Astoria Federal Plaza, Lake Success, New York 11042-1085, the principal sum of thirty-three million, twenty-nine thousand, four hundred and twenty-five dollars ($33,029,425), if less, the aggregate principal amount of the Loan made to the Borrower under
Section 1.1 of the Loan and Security Agreement hereinafter referred to in consecutive annual principal installments each in an amount equal to 1/12th of the original principal amount of such Loan, together with all accrued interest on the unpaid principal sum, payable commencing on December 31, 1994, and on the last day of each December in each year thereafter, except that the final installment in the amount of all principal and interest not sooner paid shall be due on December 31, 2005, the final maturity hereof.

         The Borrower promises to pay interest (computed on the basis of a year of 360 days for the actual number of days elapsed) at said office on the balance of principal from time to time remaining outstanding and unpaid hereon at the rate per annum equal at all times to 6.0% annually on the last day of each December, commencing December 31, 1994, and in each year thereafter and on the final maturity date of this Note. On demand, the Borrower promises to pay interest on any overdue principal hereof (whether by lapse of time, acceleration otherwise) until paid at the stated rate.

         This Note is issued under the terms and provisions of that certain Astoria Federal Savings and Loan Association Employee Stock Ownership Trust Loan and Security Agreement bearing even date herewith by and between the Borrower and the Lender (the "Loan and Security Agreement") and this Note and the holder hereof are entitled to all the benefits and security provided for thereby referred to therein to which Loan and Security Agreement reference is hereby made for a statement thereof.

         This Note may be declared due prior to its express maturity and voluntary prepayments may be made hereon, all in the events, on the terms and in the manner as provided in such Loan and Security Agreement.

         Recourse for the payment of this Note has been limited by the provisions of the Loan and Security Agreement and this Note is expressly made subject to such provisions. This Note shall be governed by and construed in accordance with the laws of New York without regard to principles of conflicts of laws. The Borrower hereby waives presentment for payment and demand.

         Upon the occurrence of an Event of Default as such term is defined in the Loan and Security Agreement at the option of the Lender, all amounts payable by the Borrower to the Lender under the terms of this Note may immediately become due and payable by the Borrower to the Lender pursuant to the provisions of Section 9.2 of the Loan and Security Agreement, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other documents evidencing and securing this Loan and all applicable laws. The Borrower and all endorsers, guarantors, and other parties who may now in the future be primarily secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrower, guarantors and endorsers.

Nationar, and its successes in trust, as trustee under that certain Astoria Federal Savings and Loan Association Employee Stock Ownership Trust effective November 18, 1993 by and between the undersigned and Astoria Federal Savings and Loan Association.



                                    By /S/ John J. McCabe
                                    For Nationar, theTrustee for Astoria Federal
                                    Savings and Loan Association Employee
                                    Stock Ownership Trust
                                    John J. McCabe
                                    Senior Vice President


                                    By: /S/ Alan S. Colodner
                                        Alan S. Colodner
                                        Vice President

                               SECURITY AGREEMENT
                                       RE
              INSTRUMENTS OR NEGOTIABLE DOCUMENTS TO BE DEPOSITED


         For new value contemporaneously given by Astoria Financial Corporation, the undersigned ("debt"), the receipt whereof is hereby acknowledged, the debt does hereby grant a security interest to said Lender in the instruments or negotiable documents hereafter described ("Collateral"), in all of which Collateral the debt warrants that the debt has good, valid and effective rights to the ownership and possession thereof and to the grant of the security interest hereby made:

        1,321,172 shares of the common stock, par value $.0l per share, of Astoria Financial Corporation, a Delaware corporation.


      Debt agrees to deliver said collateral to said Lender not later than the close of business on Nov 26, 1993, said date being within 10 days from the date hereof.

      Said security interest secures the payment of all indebtedness and liabilities, now existing or hereafter arising, and the Lender has all the rights with respect to said Collateral and said security interest as more fully set forth in the form of secured note or notes executed and delivered by the undersigned to said Lender prior hereto or contemporaneously herewith.


                               [Remainder of this page intentionally left blank]

      This agreement, including matters of interpretation and construction, and the rights of the Lender and the duties and obligations of the debt hereunder are to be determined in accordance with the laws of the State of New York, particularly the Uniform Commercial Code, except where preempted by federal law.

Dated at Lake Success, New York, November 18, 1993.

Nationar and its successes in trust, as trustee under that certain Astoria Federal Savings and Loan Association Employee Stock Ownership Trust effective November 18, 1993 by and between the undersigned and Astoria Federal Savings and Loan Association


                                   By /S/ John J. McCabe
                                   For Nationar, the Trustee for Astoria Federal Savings and Loan Association Employee Stock Ownership Trust
                                   John J. McCabe
                                   Senior Vice President


                                   By: /S/ Alan S. Colodner
                                       Alan S. Colodner
                                       Vice President